Provision for contingencies (Policies)	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Description of accounting policy for provisions [text block]	Accounting policy
Some entities of the Group are party to labor, civil and tax litigation in progress, which are being addressed at the administrative and judicial levels.
Provisions for legal claims (labor, civil and tax) are recognized when (i) there is a present obligation (legal or constructive) as a result of a past event; (ii) it is probable that an outflow of resources will be required to settle such obligation; and (iii) a reliable estimate can be made of the amount of the obligation.
If there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.
Provisions are measured by the best estimate of the expenditure required to settle the present obligation at the end of the reporting period. Provisions are recognized at the present value using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation whenever the effect of the time value of money is material. The increase in the provision due to the passage of time is recognized as Financial expenses, net.
Where the Group expects some or all of a provision to be reimbursed, for example, under an insurance contract, the reimbursement is recognized as a separate asset, but only when the reimbursement is virtually certain.
The expense relating to a provision is presented in the statement of profit or loss net of any reimbursement, if applicable.